                                                                     Exhibit 4.2



                       PLATINUM UNDERWRITERS FINANCE, INC.
                                     Company

                                       and

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
                                    Guarantor

                                       to

                           JPMORGAN CHASE BANK, N.A.,
                                     Trustee

                               -----------------

                          SECOND SUPPLEMENTAL INDENTURE

                           Dated as of August 16, 2005

                           GUARANTEED DEBT SECURITIES

                               -----------------

      SECOND SUPPLEMENTAL INDENTURE, dated as of August 16, 2005 (the "Second Supplemental Indenture"), among PLATINUM UNDERWRITERS FINANCE, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), PLATINUM UNDERWRITERS HOLDINGS, LTD., a Bermuda corporation (the "Guarantor"), and JPMORGAN CHASE BANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, as trustee (the "Trustee").

      WHEREAS, the Company and the Guarantor executed and delivered the indenture, dated as of October 10, 2002 (the "Base Indenture"), to the Trustee to provide for the future issuance of the Company's guaranteed debt securities (the "Securities"), to be issued from time to time in one or more series as might be determined by the Company under the Base Indenture;

      WHEREAS, pursuant to the terms of the Base Indenture, the Company and the Guarantor executed and delivered the First Supplemental Indenture, (the "First Supplemental Indenture") dated as of November 1, 2002, to the Trustee to provide for the establishment of a series of its Securities to be known as its 5.25% Senior Guaranteed Notes due 2007 (the "Initial Notes"), the form and substance of such Initial Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and the First Supplemental Indenture;

      WHEREAS, pursuant to the terms of the Base Indenture as supplemented by the First Supplemental Indenture, the Company desires to provide for a Form of Note to represent the Initial Notes upon a successful remarketing in accordance with the Purchase Contract Agreement (as defined in the First Supplemental Indenture) in transactions exempt from the registration requirements of the Securities Act (as defined herein) pursuant to Rule 144A (as defined herein) thereof and the reset of the interest rate thereon (such Initial Notes as so remarketed being called herein the "Reset Notes") and, Securities to be offered to holders of the Reset Notes, pursuant to a Registered Exchange Offer or otherwise pursuant to a Registration of such Securities, such Securities to be known as its Series B 6.371% Senior Guaranteed Notes due 2007 (the "Exchange Notes"), the form and substance of the Reset Notes and the Exchange Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture (the Base Indenture as so supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, the "Indenture"); and

      WHEREAS, the Company and the Guarantor have requested that the Trustee execute and deliver this Second Supplemental Indenture and satisfy all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms, and to make the Reset Notes and the Exchange Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, and all acts and things necessary have been done and performed to make this Second Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Second Supplemental Indenture has been duly authorized in all respects:

      NOW, THEREFORE, in consideration of the purchase and acceptance of the Reset Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Reset Notes and the Exchange Notes and the terms, provisions and conditions thereof, the Company and the Guarantor covenant and agree with the Trustee as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.1. Definition of Terms.

      Unless otherwise provided herein or unless the context otherwise requires:

            (a) a term defined in the Base Indenture or the First Supplemental Indenture has the same meaning when used in this Second Supplemental Indenture;

            (b) a term defined anywhere in this Second Supplemental Indenture has the same meaning throughout;

            (c) the singular includes the plural and vice versa;

            (d) headings are for convenience of reference only and do not affect interpretation;

            (e) the following terms have the meanings given to them in this
      Section 1.1(e):

                  "Additional Interest" shall have the same meaning as set forth in the Notes Registration Rights Agreement.

                  "Exchange Securities" means the Securities issued in a
            Registered Exchange Offer.

                  "Global Note" shall mean a Global Security representing the
            Reset Notes or the Exchange Notes.

                  "Notes Registration Rights Agreement" means the Exchange and
            Registration Rights Agreement dated August 16, 2005 between the Company, the Guarantor and Goldman, Sachs & Co, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Remarketing Agents, as the same may be amended from time to time in accordance with the terms therein.

                  "Private Placement Legend" has the meaning specified in
            Section 3.2.

                  "Registration Default" shall have the same meaning as set
            forth in the Notes Registration Rights Agreement.

                  "Registered Exchange Offer" means an exchange offer by the
            Company and the Guarantor registered under the Securities Act pursuant to which Restricted Securities are exchanged for Securities of like principal amount not bearing the Private Placement Legend.

                  "Registration Rights Agreement" means any exchange and
            registration rights agreement, including the Notes Registration Rights Agreement, between the Company, the Guarantor and one or more initial purchasers, remarketing agents or similar parties in connection with the issuance of Restricted Securities of any series under this Indenture.

                  "Restricted Global Security" means a Global Security that
            bears the Private Placement Legend.

                  "Restricted Security" means any Security (or beneficial
            interest therein) not originally issued and sold in a transaction registered under the Securities Act, until such time as: (i) such Security (or beneficial interest therein) has been transferred in a transaction registered under the Securities Act; (ii) the Restriction Termination Date therefor has passed; or (iii) the Private Placement Legend therefor has otherwise been removed pursuant to Section 3.3 hereof or, in the case of a beneficial interest in a Global Security, such beneficial interest has been exchanged for an interest in a Global Security not bearing a Private Placement Legend. For purposes of clarity, the Reset Notes are Restricted Securities.

                  "Restriction Termination Date" means, with respect to any
            Restricted Security (or beneficial interest therein) resold in reliance on Rule 144A, two years (or such other period specified in Rule 144(k)) from the original issue date of such Restricted Security or, if any additional Restricted Securities within the same series have been issued and sold prior to the Restriction Termination Date for such Restricted Security, from the latest original issue date of such additional Securities.

                  "Rule 144" means Rule 144 under the Securities Act (including any successor regulation thereto) as may be amended from time to time.

                  "Rule 144A" means Rule 144A under the Securities Act
            (including any successor regulation thereto) as may be amended from time to time.

                  "Rule 144A Global Security " means each Global Security that represents Securities sold in reliance on Rule 144A, and as specified in Section 2.3(c).

                  "Securities Act" means the Securities Act of 1933 and any
            statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

                                   ARTICLE II

                    GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.1. Designation, Principal Amount and Authorized Denomination.

      (a) In connection with the remarketing of the Initial Notes in accordance with the Purchase Contract Agreement pursuant to Rule 144A and the reset of the interest rate on the Initial Notes pursuant to such remarketing, there is hereby authorized an issuance of Restricted Securities limited in aggregate principal amount to $137,500,000 (the "Reset Notes") and the cancellation of the Global Security previously representing the Initial Notes.

      (b) In connection with the Registered Exchange Offer contemplated by the Notes Registration Rights Agreement, there is hereby authorized a series of Exchange Securities designated the Series B 6.371% Senior Guaranteed Notes due 2007 (the "Exchange Notes"), limited in aggregate principal amount to $137,500,000, which amount to be issued shall be as set forth in any Company Order for the authentication and delivery of Exchange Notes pursuant to the Indenture.

      The Reset Notes and the Exchange Notes shall be issuable only in registered form and without coupons in denominations of $1000 and any integral multiples thereof.

      The Exchange Notes shall contain terms identical to the Reset Notes except that the Exchange Notes shall not contain terms with respect to Additional Interest or transfer restrictions.

Section 2.2. Maturity.

      The Stated Maturity Date of the Reset Notes and the Exchange Notes will be November 16, 2007.

Section 2.3. Form and Payment.

            (a) The Reset Notes and the Exchange Notes, will be issued in the form of one or more Global Securities registered in the name of the Depository (which shall be The Depository Trust Company ("DTC")) or its nominee.

            (b) The principal of and the interest on the Reset Notes and the Exchange Notes shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for the payment of public or private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled thereto.

Section 2.4. Global Note.

            (a) DTC shall serve as the initial Depository for the Global Notes representing the Reset Notes and the Exchange Notes.

            (b) Unless and until it is exchanged for definitive Securities in registered form in accordance with Section 305 of the Base Indenture, a Global Note may be transferred, in whole but not in part, only to another nominee of the Depository, or to a successor Depository selected or approved by the Company or to a nominee of such successor Depository.

Section 2.5. Interest.

            (a) Each Reset Note and Exchange Note will bear interest from its Issue Date or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be (unless the Exchange
      Note is issued after an interest record date and prior to the corresponding interest payment date, in which case interest shall accrue from such interest payment date). The rate of interest on the Reset Notes and the Exchange Notes shall be 6.371% per annum (the "Interest Rate"); provided that any principal and installment of interest which is overdue shall bear interest (to the extent that payment of such interest is enforceable under applicable law) at the Interest Rate, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. Interest on the Reset Notes and the Exchange Notes shall be payable semi-annually in arrears on May 16 and November 16 of each year, commencing November 16, 2005, (each, an "Interest Payment Date") until the principal thereof is paid or made available for payment.

            (b) The amount of interest payable for any period on any Interest Payment Date will be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the actual number of days elapsed in such 180-day period. In the event that any date on which interest is payable on the Reset Notes or the Exchange Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

            The Reset Notes and the Exchange Notes do not have the benefit of any sinking fund obligation.

                                  ARTICLE III

                                  FORM OF NOTE

Section 3.1. Form of Note.

      (a) The Reset Notes and the Trustee's certificate of authentication to be endorsed thereon are to be substantially in the following forms:

            [IF THE NOTE IS A RESTRICTED SECURITY, INSERT - THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT "RULE 144A") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENT OF RULE 144A,
      (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

            [IF THE NOTE IS A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Note is exchangeable for Notes registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.]

            [IF THE DEPOSITORY IS THE DEPOSITORY TRUST COMPANY, INSERT - Unless this Note is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

No. 1

CUSIP No. 72766C AC 0                                            $137,500,000
ISIN No. US72766CAC01

                       PLATINUM UNDERWRITERS FINANCE, INC.
                     6.371% SENIOR GUARANTEED NOTE DUE 2007

      PLATINUM UNDERWRITERS FINANCE, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., the principal sum of one-hundred thirty-seven million five-hundred thousand dollars ($137,500,000) on November 16, 2007 (such date is hereinafter referred to as the "Stated Maturity Date"), and to pay interest on said principal sum from August 16, 2005, or from the most recent interest payment date at the rate of 6.371% per annum (the "Interest Rate"), to the date on which the principal hereof is paid or made available for payment, provided that any principal and installment of interest which is overdue shall bear interest (to the extent that payment of such interest is enforceable under applicable law) at the Interest Rate from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. If a Registration Default (as defined in the Second Supplemental Indenture dated as of August 16,
2005) occurs, the Notes shall bear Additional Interest (as defined in the Second Supplemental Indenture dated as of August 16, 2005) at a rate per annum specified therein, in addition to the interest referred to above, as liquidated damages, for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect. Interest on this Note shall be payable semi-annually in arrears on May 16 and November 16 of each year (each, an "Interest Payment Date"), commencing on November 16, 2005, until the principal hereof is paid or made available for payment. The amount of interest payable for any period on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the actual number of days elapsed in such 180-day period. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this

Note is registered at the close of business on the regular record date for such interest installment, which as long as any Notes are represented by a Global Note shall be the close of business on the Business Day next preceding such Interest Payment Date; provided, however, if pursuant to the terms of the Indenture the Notes are no longer represented by a Global Note, the Company may select such regular record date for such interest installment which shall be more than one Business Day but less than 60 Business Days prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Register or by wire transfer to an account appropriately designated by the Holder entitled thereto.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note and the Guarantee endorsed herein shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed under its corporate seal.

Dated:

                                        PLATINUM UNDERWRITERS
                                        FINANCE, INC.

                                        By: ____________________________________
                                            Name:
                                            Title:
[SEAL]

Attest:

_______________________

                         CERTIFICATE OF AUTHENTICATION

      This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

                               JPMORGAN CHASE BANK, N.A.,
                               as Trustee

                               By: _________________________________
                                   Authorized Officer

                            (FORM OF REVERSE OF NOTE)

      This Note is one of a duly authorized series of the Senior Guaranteed Notes of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture hereinafter referred to, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of October 10, 2002 (the "Base Indenture"), duly executed and delivered among the Company, Platinum Underwriters Holdings, Ltd., as guarantor (herein called the "Guarantor") and JPMorgan Chase Bank, N.A., as Trustee (the "Trustee") (such Base Indenture as supplemented by the First Supplemental Indenture, dated November 1, 2002 and the Second Supplemental Indenture, dated August 16, 2005, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount as specified in said Second Supplemental Indenture.

      If a Tax Event (as herein defined) shall occur and be continuing, the Company may, at its option, redeem the Notes then Outstanding in whole (but not in part) at any time ("Tax Event Redemption") at the Redemption Price (as herein defined).

      Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption (the "Tax Event Redemption Date") to each registered Holder of Notes of this Series to be redeemed at its registered address as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price, on and after the Tax Event Redemption Date interest shall cease to accrue on such Notes of this Series.

      "Quotation Agent" means Goldman, Sachs & Co. or any of its successors or any other primary U.S. government securities dealer in The City of New York selected by the Company.

      "Redemption Price" means, for each Note, the product of (i) the principal amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price (as herein defined) and whose denominator is the applicable Tax Event Redemption Principal Amount (as herein defined).

      "Tax Event" means the receipt by the Company of an opinion of a nationally recognized tax counsel experienced in such matters, to the effect that there is more than an insubstantial risk that interest payable by the Company on the Notes on the next Interest Payment Date will not be deductible, in whole or in part, by the Company for United States federal income tax purposes as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation (other than any such amendment, change or announced proposed change to the so-called "earnings stripping" provisions of Section 163(j) of the Internal

Revenue Code, which limit the ability of U.S. corporations to deduct interest on certain debt owed to or guaranteed by related foreign persons), (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation, pronouncement or application that provides for a position with respect to such laws or regulations that differs from the generally accepted position on November 1, 2002, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after November 1, 2002.

      "Tax Event Redemption Principal Amount" means the aggregate principal amount of the Notes.

      "Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

      "Treasury Portfolio" means a portfolio (A) of zero coupon U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to the Maturity Date in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and (B) with respect to each scheduled Interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Maturity Date, interest or principal strips of U.S. Treasury securities that mature on or prior to such Interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount of the Notes Outstanding on the Tax Event Redemption Date.

      The Notes do not have the benefit of any sinking fund obligation.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the majority of the Holders in principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City of New York and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in relation thereto.

      Prior to due presentment for registration of transfer of this Note, the Company, the Guarantor, the Trustee, any paying agent and the Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company, the Guarantor nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or the Guarantor or of any predecessor or successor corporations, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

      The Indenture imposes certain limitations on the ability of the Company and the Guarantor to, among other things, merge or consolidate with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company and Guarantor must report periodically to the Trustee on compliance with the covenants in the Indenture.

      The Notes of this series are issuable only in registered form without coupons, in denominations of $1000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

      [If Note is a Global Note, insert - This Note is a Global Note and is subject to the provisions of the Indenture relating to Global Notes, including the limitations in Section 305 of the Base Indenture on transfers and exchanges of Global Notes.]

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Note and the Guarantee endorsed herein shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles thereof.

                                    GUARANTEE

      For value received, Platinum Underwriters Holdings, Ltd., a corporation organized under the laws of Bermuda (herein called the "Guarantor", which term includes any successor under the Indenture referred to in the Note upon which this Guarantee is endorsed), hereby absolutely, fully and unconditionally and irrevocably guarantees to the Holder of the Note upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, (a) the due and punctual payment of the principal of and interest (and, if applicable, the Redemption Price) on such Note, whether at the Stated Maturity or by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on overdue principal of and interest on such Note, if any, if lawful, and (c) the due and punctual payment of any and all other payments due to the Holder, all in accordance with the terms of such Note and of the Indenture. In case of the failure of the Company punctually to make any such payment of principal, premium, if any, or interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

      The Guarantor hereby agrees that its obligations hereunder are a guaranty of payment and not a guaranty of collection or performance and shall be unconditional and absolute, irrespective of the validity, regularity or enforceability of such Note or the Indenture or any limitation of the Company thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the absence of any action to enforce the same, any waiver or consent by the Holder of such Note or by the Trustee with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee. Without limiting the generality of the foregoing, the Guarantor hereby agrees that the obligations of the Guarantor hereunder shall not be released, affected or impaired by assignment or transfer in whole or in part of the Note whether or not made without notice to or the consent of the Guarantor and shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of, including, but not limited to, setoff, counterclaim, recoupment or termination whatsoever, and that such obligations shall not be released, affected or impaired regardless of whether or not any Holder, including the Holder of the Note, or anyone on behalf of any such Holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Indenture or the Note or at law or in equity, and regardless of any other condition or contingency, or by reason of the invalidity, illegality or unenforceability of the Note or the Indenture or otherwise and that such obligations shall not be discharged or impaired or otherwise affected by the failure of the Trustee or any Holder of such Note to assert any claim or demand or to enforce any remedy under the Indenture or such Note, any other guarantee or any other agreement, by any waiver, amendment, indulgence or modification (whether material or otherwise) of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any obligations under the Indenture, the Note or this Guarantee, or by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Company or the Guarantor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or any of its assets, or the release of any property from the lien and security interest created by the Indenture or the Note or of any other security for the Note, or the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Indenture or the Note by operation of law, or the merger or consolidation of the Company or the Guarantor, or any other cause, whether similar or dissimilar to the foregoing, or by any other act or omission that may or might in any manner or to any extent vary the risk or obligations of the Guarantor or that would otherwise operate as a discharge of a surety or guarantor as a matter of law or equity (other than the performance of the obligations contained in such Note and in this Guarantee).

      The Holder of the Note upon which this Guarantee is endorsed is entitled to the further benefits relating hereto set forth in the Indenture. No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest, or any such other payments, on the Note upon which this Guarantee is endorsed.

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

      All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                     PLATINUM UNDERWRITERS
                                     HOLDINGS, LTD.

                                     By: _______________________________
                                         Name:
                                         Title:
Attest:

By: ________________________________
    Name:
    Title:

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

__________________________________________

__________________________________________

__________________________________________

        (Insert assignee's social security or tax identification number)

__________________________________________

__________________________________________

__________________________________________

                    (Insert address and zip code of assignee)

agent to transfer this Note on the Register. The agent may substitute another to act for him or her.

Dated:

                                      Signed: __________________________________

                                      Signature Guarantee:

       (Sign exactly as your name appears on the other side of this Note)

      Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

      (b) The Exchange Notes and the Trustee's certificate of authentication to be endorsed thereon are to be substantially in the following forms:

            [IF THE NOTE IS A GLOBAL NOTE, INSERT - This Note is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Note is exchangeable for Notes registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.]

            [IF THE DEPOSITORY IS THE DEPOSITORY TRUST COMPANY, INSERT - Unless this Note is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

No.

CUSIP No.                                                        $__________

                       PLATINUM UNDERWRITERS FINANCE, INC.
                     6.371% SENIOR GUARANTEED NOTE DUE 2007

      PLATINUM UNDERWRITERS FINANCE, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., the principal sum of dollars ($ ) on November 16, 2007 (such date is hereinafter referred to as the "Stated Maturity Date"), and to pay interest on said principal sum from [_____], or from the most recent interest payment date initially at the rate of 6.371% per annum ( the "Interest Rate"); provided that any principal and installment of interest which is overdue shall bear interest (to the extent that payment of such interest is enforceable under applicable law) at the Interest Rate, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. Interest on this Note shall be payable semi-annually in arrears on May 16 and November 16 of each year (each, an "Interest Payment Date"), commencing on November 16, 2005, until the principal hereof is paid or made available for payment. The amount of interest payable for any period on any Interest Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full semi-annual period for which interest is computed will be computed on the basis of the actual number of days elapsed in such 180-day period. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the regular record date for such interest installment, which as long as any Notes are represented by a Global Note shall be the close of business on the Business Day next preceding such Interest Payment Date; provided, however, if pursuant to the terms of the Indenture the Notes are no longer represented by a Global Note, the Company may select such regular record date for such interest installment which shall be more than one Business Day but less than 60 Business Days prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Register or by wire transfer to an account appropriately designated by the Holder entitled thereto.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if fully set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note and the Guarantee endorsed herein shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed under its corporate seal.

Dated:

                                            PLATINUM UNDERWRITERS
                                            FINANCE, INC.

                                            By: ________________________________
                                                Name:
                                                Title:
[SEAL]

Attest:

___________________________

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

                                           JPMORGAN CHASE BANK, N.A.,
                                           as Trustee

                                           By: _________________________________
                                               Authorized Officer

                            (FORM OF REVERSE OF NOTE)

      This Note is one of a duly authorized series of the Senior Guaranteed Notes of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture hereinafter referred to, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of October 10, 2002 (the "Base Indenture"), duly executed and delivered among the Company, Platinum Underwriters Holdings, Ltd., as guarantor (herein called the "Guarantor") and JPMorgan Chase Bank, N.A., as Trustee (the "Trustee") (such Base Indenture as supplemented by the First Supplemental Indenture, dated November 1, 2002 and the Second Supplemental Indenture, dated August 16, 2005, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount as specified in said Second Supplemental Indenture.

      If a Tax Event (as herein defined) shall occur and be continuing, the Company may, at its option, redeem the Notes then Outstanding in whole (but not in part) at any time ("Tax Event Redemption") at the Redemption Price (as herein defined).

      Notice of any redemption will be mailed at least 30 days but not more than 60 days before the date of redemption (the "Tax Event Redemption Date") to each registered Holder of Notes of this Series to be redeemed at its registered address as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price, on and after the Tax Event Redemption Date interest shall cease to accrue on such Notes of this Series.

      "Quotation Agent" means Goldman, Sachs & Co. or any of its successors or any other primary U.S. government securities dealer in The City of New York selected by the Company.

      "Redemption Price" means, for each Note, the product of (i) the principal amount of such Note and (ii) a fraction whose numerator is the applicable Treasury Portfolio Purchase Price (as herein defined) and whose denominator is the applicable Tax Event Redemption Principal Amount (as herein defined).

      "Tax Event" means the receipt by the Company of an opinion of a nationally recognized tax counsel experienced in such matters, to the effect that there is more than an insubstantial risk that interest payable by the Company on the Notes on the next Interest Payment Date will not be deductible, in whole or in part, by the Company for United States federal income tax purposes as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation (other than any such amendment, change or announced proposed change to the so-called "earnings stripping" provisions of Section 163(j) of the Internal

Revenue Code, which limit the ability of U.S. corporations to deduct interest on certain debt owed to or guaranteed by related foreign persons), (b) any amendment to or change in an official interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation, pronouncement or application that provides for a position with respect to such laws or regulations that differs from the generally accepted position on November 1, 2002, which amendment, change or proposed change is effective or which interpretation or pronouncement is announced on or after November 1, 2002.

      "Tax Event Redemption Principal Amount" means the aggregate principal amount of the Notes.

      "Treasury Portfolio Purchase Price" means the lowest aggregate price quoted by a primary U.S. government securities dealer in New York City to the Quotation Agent on the third Business Day immediately preceding the Tax Event Redemption Date for the purchase of the Treasury Portfolio for settlement on the Tax Event Redemption Date.

      "Treasury Portfolio" means a portfolio (A) of zero coupon U.S. Treasury securities consisting of principal or interest strips of U.S. Treasury securities that mature on or prior to the Maturity Date in an aggregate amount equal to the applicable Tax Event Redemption Principal Amount and (B) with respect to each scheduled Interest Payment Date on the Notes that occurs after the Tax Event Redemption Date and on or before the Maturity Date, interest or principal strips of U.S. Treasury securities that mature on or prior to such Interest Payment Date in an aggregate amount equal to the aggregate interest payment that would be due on the applicable Tax Event Redemption Principal Amount of the Notes Outstanding on the Tax Event Redemption Date.

      The Notes do not have the benefit of any sinking fund obligation.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Notes under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the majority of the Holders in principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City of New York and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in relation thereto.

      Prior to due presentment for registration of transfer of this Note, the Company, the Guarantor, the Trustee, any paying agent and the Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company, the Guarantor nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or the Guarantor or of any predecessor or successor corporations, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

      The Indenture imposes certain limitations on the ability of the Company and the Guarantor to, among other things, merge or consolidate with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets. All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company and Guarantor must report periodically to the Trustee on compliance with the covenants in the Indenture.

      The Notes of this series are issuable only in registered form without coupons, in denominations of $1000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

      [If Note is a Global Note, insert - This Note is a Global Note and is subject to the provisions of the Indenture relating to Global Notes, including the limitations in Section 305 of the Base Indenture on transfers and exchanges of Global Notes.]

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Note and the Guarantee endorsed herein shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles thereof.

                                    GUARANTEE

      For value received, Platinum Underwriters Holdings, Ltd., a corporation organized under the laws of Bermuda (herein called the "Guarantor", which term includes any successor under the Indenture referred to in the Note upon which this Guarantee is endorsed), hereby absolutely, fully and unconditionally and irrevocably guarantees to the Holder of the Note upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, (a) the due and punctual payment of the principal of and interest (and, if applicable, the Redemption Price) on such Note, whether at the Stated Maturity or by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on overdue principal of and interest on such Note, if any, if lawful, and (c) the due and punctual payment of any and all other payments due to the Holder, all in accordance with the terms of such Note and of the Indenture. In case of the failure of the Company punctually to make any such payment of principal, premium, if any, or interest, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

      The Guarantor hereby agrees that its obligations hereunder are a guaranty of payment and not a guaranty of collection or performance and shall be unconditional and absolute, irrespective of the validity, regularity or enforceability of such Note or the Indenture or any limitation of the Company thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the absence of any action to enforce the same, any waiver or consent by the Holder of such Note or by the Trustee with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee. Without limiting the generality of the foregoing, the Guarantor hereby agrees that the obligations of the Guarantor hereunder shall not be released, affected or impaired by assignment or transfer in whole or in part of the Note whether or not made without notice to or the consent of the Guarantor and shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of, including, but not limited to, setoff, counterclaim, recoupment or termination whatsoever, and that such obligations shall not be released, affected or impaired regardless of whether or not any Holder, including the Holder of the Note, or anyone on behalf of any such Holder shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Indenture or the Note or at law or in equity, and regardless of any other condition or contingency, or by reason of the invalidity, illegality or unenforceability of the Note or the Indenture or otherwise and that such obligations shall not be discharged or impaired or otherwise affected by the failure of the Trustee or any Holder of such Note to assert any claim or demand or to enforce any remedy under the Indenture or such Note, any other guarantee or any other agreement, by any waiver, amendment, indulgence or modification (whether material or otherwise) of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any obligations under the Indenture, the Note or this Guarantee, or by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Company or the Guarantor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or any of its assets, or the release of any property from the lien and security interest created by the Indenture or the Note or of any other security for the Note, or the release or discharge of the Company or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in the Indenture or the Note by operation of law, or the merger or consolidation of the Company or the Guarantor, or any other cause, whether similar or dissimilar to the foregoing, or by any other act or omission that may or might in any manner or to any extent vary the risk or obligations of the Guarantor or that would otherwise operate as a discharge of a surety or guarantor as a matter of law or equity (other than the performance of the obligations contained in such Note and in this Guarantee).

      The Holder of the Note upon which this Guarantee is endorsed is entitled to the further benefits relating hereto set forth in the Indenture. No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest, or any such other payments, on the Note upon which this Guarantee is endorsed.

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

      All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                      PLATINUM UNDERWRITERS
                                      HOLDINGS, LTD.

                                      By: _________________________________
                                          Name:
                                          Title:
Attest:

By: _________________________________
    Name:
    Title:

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

___________________________________

___________________________________

___________________________________

        (Insert assignee's social security or tax identification number)

___________________________________

___________________________________

___________________________________

                    (Insert address and zip code of assignee)

agent to transfer this Note on the Register. The agent may substitute another to act for him or her.

Dated:

                                      Signed: ________________________________

                                      Signature Guarantee:

       (Sign exactly as your name appears on the other side of this Note)

      Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Section 3.2. Form of Legend for Restricted Securities.

            Each Restricted Security shall bear the following legend (the "Private Placement Legend") on the face thereof; provided, however, that the Private Placement Legend on any Security shall be removed at the request of the Holder on or after the date when such Security ceases to be a Restricted
Security:

      THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT "RULE 144A") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENT OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

Section 3.3. Additional Provisions Related to Transfer and Exchange of Restricted Securities.

            (a) If the owner of a beneficial interest in a Restricted Global Security wishes to transfer such interest in a Global Security that is unrestricted pursuant to a Registered Exchange Offer, then upon receipt by the Trustee of (i) instructions from the Holder of the Restricted Global Security directing the Trustee to cause the transfer and exchange in the beneficial interest in the Restricted Global Security to a beneficial interest in a Global Security that is unrestricted, equal to the principal amount of the beneficial interest in the Restricted Global Security to be transferred, and (ii) a certificate from the owner in the form of Exhibit A, the Trustee shall, subject to the rules and procedures of the Depository, instruct the Depository to cause such transfer and exchange.

      Subject to and in accordance with the provisions of this Section 3.3, upon the close of the Registered Exchange Offer in accordance with the terms of the Registration Rights Agreement, the Company shall execute and, upon receipt of a Company Order, the Trustee shall authenticate and deliver one or more unrestricted Global Securities, having endorsed thereon a Guarantee executed by the Guarantor, representing an aggregate principal amount of Securities equal to the principal amount of Securities tendered for acceptance by Persons that certify in the applicable letters of transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer.

            (b) Any transfer of Restricted Securities not described above (other than transfers of beneficial interests within the same Global Security, which must be effected in accordance with applicable law and the rules and procedures of the Depository) shall be made only upon receipt by the Trustee of such opinions of counsel, certificates and/or other information reasonably required by and satisfactory to it in order to ensure compliance with the Securities Act or in accordance with subsection (c) below.

            (c) Upon the transfer, exchange or replacement of any Security (or a beneficial interest in a Global Security) bearing a Private Placement Legend, the Trustee shall deliver only a Security (or a beneficial interest in a Global Security) that bears a Private Placement Legend unless:

            (i) such Security (or beneficial interest) is exchanged in a Registered Exchange Offer;

            (ii) such Security (or beneficial interest) is transferred pursuant to an effective registration statement;

            (iii) such Security (or beneficial interest) is transferred pursuant to Rule 144 upon delivery to the Trustee of a certificate from the transferor in the form of Exhibit B and an opinion of counsel reasonably satisfactory to the Trustee;

            (iv) such Security (or beneficial interest) is transferred, replaced or exchanged after the Restriction Termination Date therefor; or

            (v) in connection with such transfer, exchange or replacement, the Trustee shall have received an opinion of counsel and other evidence reasonably satisfactory to it to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the Securities Act.

Section 3.4. Additional Interest Under Registration Rights Agreements.

            (a) Under certain circumstances, the Company may be obligated to pay additional or special interest as liquidated damages to Holders of Outstanding Securities of any series, all as and to the extent set forth in the Registration Rights Agreement (if any) applicable to such series. In any such event, such additional or special interest the Company may be obligated to pay as liquidated damages will be deemed to be interest for purposes of the Indenture.

            The Trustee shall have no duty or responsibility for determining if any additional or special interest or liquidated damages are payable with respect to Securities of any series or, if any such additional or special interest or liquidated damages are payable thereon, when such additional or special interest or liquidated damages are payable and the amount thereof. The Company shall notify the Trustee and Paying Agent in writing at least five Business Days prior to each Interest Payment Date with respect to Securities of such series whether additional or special interest or liquidated damages are payable and, to the extent such additional or special interest or liquidated damages are payable, shall certify in such notice the date such additional or special interest or liquidated damages commenced to accrue, the applicable per annum interest rate or rates applicable thereto and the periods such additional or special interest or liquidated damages accrued at each such rate and the aggregate amount of such additional or special interest or liquidated damages payable on such Interest Payment Date.

            (b) If a Registration Default (as defined in the Notes Registration Rights Agreement) occurs, the Reset Notes shall bear Additional Interest (as defined in the Notes Registration Rights Agreement) at the rate per annum as specified in the Notes Registration Rights Agreement, in addition to the interest referred to in Section 2.5 hereof, as liquidated damages, for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect.

                                   ARTICLE IV

                             ORIGINAL ISSUE OF NOTES

Section 4.1. Original Issue of Notes.

      (a) Reset Notes in the aggregate principal amount of $137,500,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Reset Notes in accordance with a Company Order. The Issue Date of the Reset Notes shall be August 16, 2005.

      (b) Exchange Notes in the aggregate principal amount of $137,500,000 may, upon execution of this Second Supplemental Indenture be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Exchange Notes in accordance with a Company Order. The Issue Date of the Exchange Notes shall be as set forth by the Company in a Board Resolution and/or such Company Order.

                                   ARTICLE V

                                  MISCELLANEOUS

Section 5.1. Ratification of Base Indenture.

      The Base Indenture, as supplemented by the First Supplemental Indenture and this Second Supplemental Indenture, is in all respects ratified and confirmed, and the First Supplemental Indenture and this Second Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.2. Governing Law.

      THIS SECOND SUPPLEMENTAL INDENTURE, EACH RESET NOTE, EXCHANGE NOTE AND GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 5.3. Not Responsible for Recitals.

      The recitals contained in this Second Supplemental Indenture and the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness and makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

Section 5.4. Counterparts.

      This Second Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                      PLATINUM UNDERWRITERS
                                      FINANCE, INC.,
                                           as Issuer

                                      By: /s/ Gregory E.A. Morrison
                                          -------------------------------------
                                          Name: Gregory E.A. Morrison
                                          Title: President and Chief Executive
                                          Officer

                                      PLATINUM UNDERWRITERS
                                      HOLDINGS, LTD.,
                                           as Guarantor

                                      By: /s/ Gregory E.A. Morrison
                                          -------------------------------------
                                          Name: Gregory E.A. Morrison
                                          Title: President and Chief Executive
                                          Officer

                                      JPMORGAN CHASE BANK, N.A.,
                                           as Trustee

                                      By: /s/ Albert Mari, Jr.
                                          -------------------------------------
                                          Name: Albert Mari, Jr.
                                          Title: Vice President

                         [Second Supplemental Indenture]

                                    EXHIBIT A

            FORM OF CERTIFICATE FOR TRANSFERS FROM RESTRICTED GLOBAL
                    SECURITY TO UNRESTRICTED GLOBAL SECURITY

  (Transfers pursuant to section 3.3(a) of the Second Supplemental Indenture)

                                                                          [Date]

JPMorgan Chase Bank, N.A.
WSS/Trust Company-Global Debt
4 New York Plaza, 15th Floor
New York, New York 10004

Platinum Underwriters Finance, Inc.
2 World Financial Center
225 Liberty Street, 23rd Floor
New York, New York 10281

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke
HM 08, Bermuda

                  Re: [Note][Debenture][Zero Coupon] Due _______ (the "Securities") of Platinum Underwriters Finance, Inc. (the "Company")

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of October 10, 2002 (as amended and supplemented from time to time, the "Indenture"), between the Company, as issuer, Platinum Underwriters Holdings, Ltd., as guarantor (the "Guarantor") and JPMorgan Chase Bank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

            This letter relates to $_________ principal amount of Securities which are held by the undersigned (the "Owner") as a beneficial interest in the Rule 144A Global Security (CUSIP No. ______________) deposited with [Name of Depository] (the "Depository"). The Owner owns and proposes to exchange the interest in the Rule 144A Global Security (CUSIP No. ______________) for an interest in the unrestricted Global Security (CUSIP No. ______________) deposited with the Depository (the "Exchange").

            In connection with such request and in respect of such Securities, the Owner hereby certifies that (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an unrestricted Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            You, the Company and the Guarantor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated: ________________                          Very truly yours,
                                                 [Name of Transferor]
                                                 By: _________________________
                                                 Authorized signature

                                    EXHIBIT B
             FORM OF CERTIFICATE FOR TRANSFERS PURSUANT TO RULE 144 (transfers pursuant to section 3.3(c) of the Indenture)

                                                                          [Date]

JPMorgan Chase Bank, N.A.
WSS/Trust Company-Global Debt
4 New York Plaza, 15th Floor
New York, New York 10004

Platinum Underwriters Finance, Inc.
2 World Financial Center
225 Liberty Street, 23rd Floor
New York, New York 10281

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke
HM 08, Bermuda

                        Re: [Note][Debenture][Zero Coupon] Due _______ (the "Securities") of Platinum Underwriters Finance, Inc. (the "Company")

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of October 10, 2002 (as amended and supplemented from time to time, the "Indenture"), between the Company, as issuer, Platinum Underwriters Holdings, Ltd., as guarantor (the "Guarantor") and JPMorganChase Bank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

            In connection with our proposed sale of $___________ principal amount of the Securities, which represent an interest in a Rule 144A Global Note beneficially owned by the undersigned (the "Transferor"), we confirm that such sale has been effected pursuant to and in accordance with Rule 144.

            You, the Company and the Guarantor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                               Dated: Very truly yours,
                                               [Name of Transferor]
                                               By: ___________________________
                                               Authorized signature